UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2006

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 1700, Denver, Colorado 80265
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1122

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Employment Agreement with Mr. John Dobitz

On October 2, 2006, Rancher Energy Corp., a Nevada corporation (the “Company”), entered into an employment agreement (the “Employment Agreement”) with Mr. John Dobitz, age 51, to become the Company’s Senior Vice President, Engineering. Since 2000 Mr. Dobitz was the Director of Reservoir Engineering for the Kinder Morgan CO2 Company, where he supervised a five member engineering team and was responsible for reserve assessment, reservoir engineering, reservoir simulation and other long range support of Midland reservoir engineers. From 1985 to 2000, Mr. Dobitz worked at Texaco in various reservoir engineer and project engineering capacities. From 1980 to 1985, Mr. Dobitz worked at Getty Oil conducting routine and special core analysis, PVT studies, and slim tube experiments. From 1978 to 1980, he worked at the Cabot Corporation as Plant Engineer, responsible for general maintenance and instrumentation for the Cabot special carbon black plant and liaison between contractors and plant personnel on major construction projects. Mr. Dobitz received a degree in Petroleum Engineering from the University of Houston (M.S. 1986) and a degree in Chemical Engineering from the University of Nebraska (B.S. 1976).

Under the Employment Agreement, Mr. Dobitz will receive a base salary of $185,000, a year end bonus of $50,000, and be granted an option pursuant to the Company’s 2006 Stock Incentive Plan, effective upon the approval of the option and exercise price by the Company’s Board of Directors (the “Board”). The option will grant Mr. Dobitz the right to purchase up to 1,500,000 shares of the Company’s common stock at a price equal to the fair market value of the Company’s common stock on the date of grant. The option will vest ratably over a three-year period from the date of grant, and will be exercisable for a term of five years, subject to early termination of Mr. Dobitz’s employment with the Company. In addition, Mr. Dobitz is entitled to the coverage or benefits under any and all employee benefit plans maintained by the Company.

The foregoing is qualified in its entirety by reference to the Employment Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2006 Stock Incentive Plan

Also on October 2, 2006, the Board approved the Company’s 2006 Stock Incentive Plan (the “Plan”). The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units (awards of restricted stock, cash or a combination thereof), and dividend equivalent rights (collectively, the “Awards”) to officers, employees, directors, and consultants of the Company. In connection with the approval of the Plan, the Board reserved 10,000,000 shares of the Company’s common stock, $0.0001 par value per share, for issuance under the Plan. The Plan will terminate at midnight on October 1, 2016.

The Plan shall be administered by the Board or a committee of the Board and shall have the authority to determine the type or types of Awards granted under the Plan. The Awards may be granted either alone, in addition to, or in tandem with, any other type of Award. The Board or the appointed committee of the Board shall determine (i) the number of shares of common stock, restricted stock, or restricted stock units to be subject to each Award; (ii) the time at which each Award is to be granted; (iii) the extent to which the transferability of shares of common stock issued or transferred pursuant to any Award is restricted; (iv) the fair market value of the common stock; (v) whether to accelerate the time of exercisability of any Award that has been granted; (vi) the period or periods and extent of exercisability of the options; and (vii) the manner in which an option becomes exercisable. In addition, the Board or appointed committee of the Board shall fix such other terms of each option, restricted stock award, and restricted stock units as it may deem necessary or desirable, and shall determine the form, terms, and provisions of each agreement to evidence each Award. A form of stock option agreement has been attached to this Current Report on Form 8-K as Exhibit 10.3, and is incorporated herein by reference.

In addition, on October 2, 2006, the Board granted to certain officers and employees, under the Plan, stock options to purchase up to 825,000 shares of the Company’s common stock. The Board shall submit the Plan to its shareholders for approval at its next annual or special meeting, and the issuance of any incentive stock options granted under the Plan shall be subject to the approval of the Plan by the Company’s shareholders.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 5, 2006, the Company issued a press release to announce the hiring of Mr. John Dobitz as described under Item 1.01 above. The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 10.1	Employment Agreement, dated as of October 2, 2006, by and between Rancher Energy Corp. and Mr. John Dobitz

Exhibit 10.2	2006 Stock Incentive Plan

Exhibit 10.3	Form of Stock Option Agreement under 2006 Stock Incentive Plan

Exhibit 99.1	Press release dated October 5, 2006 of Rancher Energy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature: /s/ John Works
Name: John Works
Title: President, Principal Executive Officer and Principal Financial Officer

Dated: October 6, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Employment Agreement, dated as of October 2, 2006, by and between Rancher Energy Corp. and Mr. John Dobitz

Exhibit 10.2	2006 Stock Incentive Plan

Exhibit 10.3	Form of Stock Option Agreement under 2006 Stock Incentive Plan

Exhibit 99.1	Press release dated October 5, 2006 of Rancher Energy Corp.